CONVERTIBLE SENIOR NOTES, NET (Schedule of Net Carrying Amount of Liability and Equity Components of Notes) (Details) - Convertible Senior Note [Member] - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Nov. 30, 2019
Net carrying amount of the liability and equity components:
Principal amount	$ 575,000	$ 575,000	$ 500,000
Adjustment from Adoption of ASU 2020-06	46,270	0
Unamortized discount	(46,270)	(46,976)
Unamortized issuance costs	(5,656)	(7,930)
Net carrying amount	569,344	520,094
Equity component, net of issuance costs of $2,046 and deferred taxes of $11,022	$ 0	$ 65,932